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IBT Bancorp
Form 10-K


                                   EXHIBIT 21


SUBSIDIARIES OF THE REGISTRANT:

                         Isabella Bank and Trust
                           Wholly owned

                         Farmers State Bank
                           Wholly owned

                         IBT Financial Services, Inc.
                           Wholly owned

                         IBT Title, Inc.
                           Wholly owned

                         IBT Loan Production, Inc.
                           Wholly owned